UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

Gritstone bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38663	47-4859534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street, Suite 300
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 871-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRTS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

Gritstone bio, Inc. (the “Company”) currently holds a balance of less than $0.5 million in cash with Silicon Valley Bank (“SVB”). In addition, the Company’s investment portfolio currently does not contain any securities of SVB.

The Company is party to a loan and security agreement (the “Loan Agreement”) with Hercules Capital, Inc. (“Hercules”) and SVB, a copy of which is filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 9, 2023. Pursuant to the Loan Agreement, Hercules and SVB agreed to fund term loans in multiple tranches up to an aggregate principal amount of $80,000,000. The Company has drawn $20,000,000 in principal to date. Hercules and its affiliates hold seventy five percent (75%) and SVB holds twenty percent (25%) of the remaining term commitments under the Loan Agreement. If SVB is unable to fund its portion of the commitments, the Company does not believe it would have a material effect on its financial condition and operating plans.

The Company reaffirms its estimate that its cash, cash equivalents, available for sale securities and committed loan facilities will be sufficient to fund its planned capital expenditure requirements, debt service obligations and operating expenses into the second quarter of 2024.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gritstone bio, Inc.

Date:	March 10, 2023	By:	/s/ Vassiliki “Celia” Economides
Vassiliki “Celia” Economides EVP and Chief Financial Officer